Exhibit 10.6

Execution Version

DEED OF MOVABLE HYPOTHEC

IN THE YEAR TWO THOUSAND AND TWENTY, on this sixth day of July (2020-07-06).

BEFORE Mtre Agelo Febbraio, the undersigned Notary for the Province of Quebec, practising in the City and District of Montreal.

BETWEEN:
DRIVEN BRANDS CANADA FUNDING CORPORATION, a corporation amalgamated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by [•], its authorized representative, duly authorized in virtue of a resolution of its board of directors dated [•], 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(the “Canadian Co-Issuer”)

AND:
DRIVEN CANADA FUNDING HOLDCO CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Funding Holdco”)

AND:
CARSTAR CANADA SPV LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province

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of Ontario, L8W 3V3, acting through its general partner Carstar Canada SPV GP Corporation, a corporation incorporated under and pursuant to the laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Carstar”)

AND:
CARSTAR CANADA SPV GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Carstar GP”)

AND:
MAACO CANADA SPV LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, acting through its general partner Maaco Canada SPV GP Corporation, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Maaco Franchisor”)

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AND:
MAACO CANADA SPV GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Maaco Franchisor GP”)

AND:
MEINEKE CANADA SPV LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, acting through its general partner Meineke Canada SPV GP Corporation, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Meineke Franchisor”)

AND:
MEINEKE CANADA SPV GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at

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1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Meineke Franchisor GP”)

AND:
TAKE 5 CANADA SPV LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, acting through its general partner Take 5 Canada SPV GP Corporation, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Take 5”)

AND:
TAKE 5 CANADA SPV GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Canadian Take 5 GP”)

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AND:
GO GLASS FRANCHISOR SPV LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, acting through its general partner Go Glass Franchisor SPV GP Corporation, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Go Glass Franchisor”)

AND:
GO GLASS FRANCHISOR SPV GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Go Glass Franchisor GP”)

AND:
STAR AUTO GLASS FRANCHISOR SPV LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, acting through its general partner Star Auto Glass Franchisor

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SPV GP Corporation, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this
Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Star Auto Glass Franchisor”)

AND:
STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Star Auto Glass Franchisor GP”)

AND:
DRIVEN CANADA PRODUCT SOURCING LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, acting through its general partner Driven Canada Product Sourcing GP Corporation, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Driven Canada Product Sourcing”)

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AND:
DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Driven Canada Product Sourcing GP”)

AND:
DRIVEN CANADA CLAIMS MANAGEMENT LP, a limited partnership formed and organized under and pursuant to the laws of the Province of Ontario, having its head office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, acting through its general partner Driven Canada Claims Management GP Corporation, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Driven Canada Claims Management”)

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AND:
DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, a corporation incorporated under and pursuant to the federal laws of Canada, having its registered office at 1460 Stone Church Road E., in the City of Hamilton, Province of Ontario, L8W 3V3, itself herein acting and represented by Marie-Josee FISET, its authorized representative, duly authorized in virtue of a resolution of its board of directors dated July 6, 2020, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary;

(“Driven Canada Claims Management GP”)

AND:
CITIBANK, N.A., a U.S. national banking association having an office at 388 Greenwich Street, New York, New York 10013, Attention Agency & Trust – Driven Brands Funding, United States of America, herein acting solely in its capacity as Hypothecary Representative (as defined below) and represented by Marie-Josee FISEE, its authorized representative, duly authorized in virtue of a mandate/power of attorney, a copy of which remains annexed to the original of this Deed after having been acknowledged as true and signed for identification, by said representative with and in the presence of the undersigned Notary,

(the “Hypothecary Representative”)

RECITALS

(A) Each Grantor (as defined below) has, under its governing law and constating documents, the power to hypothecate, pledge or otherwise create the security in all or any if its property, present or future, to secure the Secured Obligations (as defined below) as provided for by this Deed;

(B) All necessary corporate and other proceedings and resolutions have been duly taken and passed by each Grantor and other actions have been taken to authorize the execution of this Deed and the securing of the Secured Obligations in conformity therewith;

(C) As continuing collateral security for the fulfilment of the Secured Obligations, each Grantor has agreed to hypothecate its property, assets and rights more fully described herein; and

(D) The Trustee (as defined below) is herein designated and appointed as hypothecary representative (within the meaning of Article 2692 of the Civil Code of Québec) for all present and future Secured Parties (as defined below).

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THE PARTIES AGREE AS FOLLOWS:

1.	PREAMBLE

1.1	The preamble forms part hereof as if recited at length herein.

2.	DEFINITIONS

2.1	Unless the context otherwise requires, the following expressions will have the respective meanings hereinafter set forth:

(a)	“Administrator” has the meaning attributed to it in Section 9.2(a);

(b)

“Base Indenture” means the Amended and Restated Base Indenture entered into between Driven Brands Funding, LLC and the Trustee, dated as of April 24, 2018, as amended by Amendment No. 1 to the Amended and Restated Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Amended and Restated Base Indenture, dated as of June 15, 2019, and Amendment No. 3 to the Amended and Restated Base Indenture, dated as of September 17, 2019, and Amendment No. 4, to the Amended and Restated Base Indenture, dated or to be dated as of on or about [•], 2020 between Driven Brands Funding, LLC, as a co-issuer, the Canadian Co-Issuer, as a co-issuer, and the Trustee, as the same may be further amended, supplemented or otherwise modified from time to time, exclusive of the Series Supplements thereto;

(c)	“Charged Property” has the meaning attributed to it in Section 4.1;

(d)

“Claims” means, with respect to a Grantor, collectively, all accounts receivable, book accounts, book debts, debts, claims, rentals, revenues, incomes, royalties, loans receivable, demands, rebates, refunds (including, without limitation, the amounts owing by or claimable from the crown, state or government or any departments, agents or agencies thereof) which now are or which may at any time hereafter be due or owing to or owned by such Grantor or in which such Grantor now or hereafter has any other interest and all security interests, hypothecs, assignments, guarantees, bills of exchange, notes, negotiable instruments, contracts, invoices, books of account, letters of credit and other documents and rights now held or owned or which may be hereafter held or owned by such Grantor or any third party on behalf of such Grantor in respect of any of the foregoing and all rights of an unpaid vendor, including rights to merchandise returned, repossessed or recovered;

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(e)

“Documents of Title” means, with respect to a Grantor, collectively, all documents of title, whether negotiable or non-negotiable including, without limitation, all warehouse receipts and bills of lading in which such Grantor now or hereafter has an interest;

(f)

“Equipment” means, with respect to a Grantor, collectively, all machinery, equipment, furniture, fixtures, materials, supplies, appliances, dyes, molds, tanks, vehicles, furnaces, boilers, motors, engines, accessories and tools now owned or hereafter acquired by such Grantor whether or not the same be affixed to any immovable property or used upon or in connection therewith, together with all present and future improvements, appurtenances and accessories thereto;

(g)	“Event of Default” means each of the events or circumstances referred to in Section 8;

(h)

“Excluded Property” has the meaning ascribed to the term “Collateral Exclusions” in the Base Indenture Definitions List attached as Annex A to the Base Indenture, as such term may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture;

(i)

“Grantors” means, collectively, the Canadian Co-Issuer, Canadian Funding Holdco, Canadian Carstar, Canadian Carstar GP, Canadian Maaco Franchisor, Canadian Maaco Franchisor GP, Canadian Meineke Franchisor, Canadian Meineke Franchisor GP, Canadian Take 5, Canadian Take 5 GP, Go Glass Franchisor, Go Glass Franchisor GP, Star Auto Glass Franchisor, Star Auto Glass Franchisor GP, Driven Canada Product Sourcing, Driven Canada Product Sourcing GP, Driven Canada Claims Management and Driven Canada Claims Management GP, and their successors and permitted assigns; and “Grantor” means any of the Grantors;

(j)

“Guarantee and Collateral Agreement” has the meaning ascribed to the term “U.S. Guarantee and Collateral Agreement” as defined within the definition for “Guarantee and Collateral Agreements” in the Base Indenture Definitions List attached as Annex A to the Base Indenture, as such term may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture;

(k)	“Hypothec Amount” means the sum of Two Billion Five Hundred Million Canadian Dollars (CDN$2,500,000,000);

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(l)

“Hypothecary Representative” means the Trustee, not in its individual capacity but solely acting in its capacity as the hypothecary representative (within the meaning of Article 2692 of the Civil Code of Québec) for all present and future Secured Parties, and shall include its successors in such capacity;

(m)	“Indenture” means the Base Indenture, together with all Series Supplements, as amended, supplemented or otherwise modified from time to time by Supplements thereto in accordance with its terms;

(n)

“Insurance” means, with respect to a Grantor, collectively, all insurance policies relating directly or indirectly to any of the Charged Property for such Grantor and all present and future indemnities or other amounts paid or payable under any and all policies of insurance of whatever nature covering such Charged Property, as well as all claims and security therefore and the right to collect and receive same;

(o)

“Intangible Property” means, with respect to a Grantor, collectively, all intellectual property, patents and patents pending, registered and unregistered trade-marks, trade or brand names, trade styles, service marks, copyrights, industrial designs, formulae, processes, trade secrets, goodwill, contractual rights, licences and permits and all other incorporeal property now owned or hereafter acquired by such Grantor or its interest therein;

(p)	“Interest Rate” means 20% per annum calculated from the date hereof;

(q)

“Inventory” means, with respect to a Grantor, collectively, all property in stock and inventory now owned and hereafter acquired by such Grantor including, without limitation, all raw materials, goods in process, finished goods, goods in transit and all packaging and shipping materials and all materials and merchandise procured for the manufacture or production thereof and all goods, wares and merchandise held for sale, lease or resale or furnished or to be furnished under contracts for service or used or consumed in the business of such Grantor;

(r)	“Monies” means, with respect to a Grantor, collectively, all monies, cash, foreign currencies and credits in which such Grantor now or hereafter has an interest;

(s)

“Obligations” has the meaning attributed to such term in the Base Indenture Definitions List attached as Annex A to the Base Indenture, as such term may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture;

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(t)

“Pledged Collateral” means, with respect to a Grantor, collectively, the Securities, the security entitlements, the securities accounts, futures contracts and futures accounts of such Grantor, whether or not delivered to or subject to control of the Hypothecary Representative;

(u)	“Proceeds” means, with respect to a Grantor, collectively, all property in any form derived directly or indirectly from any dealings with any of the Charged Property of such Grantor;

(v)

“Records” means, with respect to a Grantor, collectively, all computer programs, firmware and software and all computer and other records and data, whether in hard copy or otherwise, pertaining to any of the Charged Property of such Grantor and the equipment containing same;

(w)

“Related Property” means (i) any indemnity or proceeds of expropriation or reimbursement of taxes now or hereafter payable in respect of the Charged Property, and (ii) any present and future rights whatsoever attached to the Charged Property, as well as all present and future fruits and revenues thereof;

(x)	“Secured Obligations” has the meaning attributed to such term in Section 4.1

(y)

“Secured Parties” has the meaning attributed to such term in the Base Indenture Definitions List attached as Annex A to the Base Indenture, as such term may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture;

(z)

“Securities” means, with respect to a Grantor, collectively, all shares, stocks, warrants, bonds, debentures, units, debenture stock, and other securities, security entitlements and securities accounts in which such Grantor now or hereafter has an interest, including Special Equity Interests and securities, as well as any and all certificates, options, rights, or other distributions issued as an addition to, in substitution for, in exchange for or in renewal therefor and any and all other property that may at any time be received or receivable by or otherwise distributed to such Grantor in respect of, or in substitution for, or in addition to, or in exchange for any of the foregoing including, without limitation, all other or additional stock or other securities or property (including cash) paid or distributed in respect of the shares by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar arrangement; and any and all cash, securities and other proceeds of the foregoing and all rights and interests of such Grantor in respect thereof or evidenced thereby;

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(aa)	“Special Equity Interests” means an interest in a partnership or a limited liability company;

(bb)	“Special Property” has the meaning attributed to it in Section 4.2;

(cc)	“STA” means an Act respecting the transfer of securities and the establishment of security entitlements (Quebec), as amended from time to time; and

(dd)	“Trustee” means Citibank, N.A. as trustee under the Indenture, and shall include its successors and assigns appointed pursuant to the provisions of the Indenture.

Terms defined in the STA which are not otherwise defined in this Deed are used herein as defined or as understood in the STA, including, without limitation, “certificated securities”, “control”, “entitlement order”, “financial asset”, “issuer”, “limited liability company”, “securities account”, “securities intermediary”, “security entitlement” and “uncertificated securities”.

All capitalized terms used in this Deed and not otherwise defined herein shall have the meanings given to them in the Base Indenture Definitions List attached as Annex A to the Base Indenture, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Base Indenture.

3.	APPOINTMENT OF THE HYPOTHECARY REPRESENTATIVE

3.1	Appointment of the Hypothecary Representative

Each Grantor hereby irrevocably appoints the Trustee to act as hypothecary representative (within the meaning of Article 2692 of the Civil Code of Québec) for all present and future Secured Parties.

3.2	Acceptance of Appointment

The Trustee hereby accepts its appointment as Hypothecary Representative and agrees to take, receive and hold the rights and hypothec created hereby and to exercise any and all powers and rights and to perform any and all duties conferred upon it hereunder.

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3.3	Delegation of Powers

The Hypothecary Representative may delegate the exercise of its rights or the performance of its obligations hereunder to any other Person. In that event, the Hypothecary Representative may, except as may be otherwise provided in the Indenture, furnish that Person with any information it may have concerning the Grantors or the Charged Property. The Hypothecary Representative shall not be responsible for damages resulting from such delegation or from any fault committed by such delegate, with the exception of damages resulting from the Hypothecary Representative’s gross or intentional fault.

3.4	Successor Hypothecary Representative

If the Trustee is replaced in accordance with the Indenture, the successor Trustee shall automatically become the successor Hypothecary Representative for the purposes of this Deed.

The rights of the Hypothecary Representative hereunder shall benefit any successor Hypothecary Representative, including any person resulting from the amalgamation of the Hypothecary Representative with any other person. Each successor Trustee without further act (other than the filing of a notice of replacement in the applicable register in accordance with Article 2692 of the Civil Code of Québec for the purposes of exercising the rights relating to the hypothecs created hereunder) shall then be vested and have all rights, powers and authorities granted to the Hypothecary Representative hereunder and be subject in all respects to the terms, conditions and provisions hereof to the same extent as if originally acting as Hypothecary Representative hereunder.

4.	HYPOTHEC

4.1	Hypothec

As security for the payment and performance of the Obligations and all sums which may be due to the Hypothecary Representative hereunder (including, without limitation, the remuneration of the Hypothecary Representative and costs incurred by it in the execution of its duties and powers hereunder) as well as to secure the fulfillment of the obligations of the Grantors hereunder (collectively, the “Secured Obligations”), each Grantor hereby hypothecates in favour of the Hypothecary Representative to the extent of the Hypothec Amount with interest thereon at the Interest Rate, both before and after maturity, demand, default and judgment the universality of its movable property,

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present and future, corporeal and incorporeal, wherever situate, and all renewals thereof, accretions thereto, replacements thereof and substitutions therefore (herein collectively referred to as the “Charged Property”) including, without limitation:

(a)	the Claims;

(b)	the Documents of Title;

(c)	the Equipment;

(d)	the Insurance;

(e)	the Intangible Property;

(f)	the Inventory;

(g)	the Leases;

(h)	the Monies;

(i)	the Proceeds;

(j)	the Records;

(k)	the Related Property; and

(l)	the Pledged Collateral.

4.2	Special Property

To the extent that the granting of a hypothec on any property or asset (the “Special Property”) of any Grantor charged hereunder is prohibited by any contract, agreement or applicable law to which such Grantor or any of its properties or assets is subject, or would otherwise constitute a breach of, or permit the acceleration of the obligations under, or termination of, any such contract, agreement or applicable law, then any hypothec created hereby on any such Special Property shall be under the suspensive condition of such prohibition, breach, right of acceleration or right of termination ceasing to exist or being waived. Upon such prohibition, breach, right of acceleration or right of termination ceasing to exist or being waived, such hypothec created under this Deed shall apply to the applicable Special Property without regard to this section and without the necessity of any further assurance to effect the hypothecation thereof.

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5.	EXCLUDED PROPERTY

5.1	Excluded Property

Notwithstanding anything contained herein to the contrary, the parties hereto agree that any Charged Property which is (or hereafter becomes) Excluded Property shall be treated as not forming part of the Charged Property (other than any Special Property that becomes subject to any hypothec created hereunder in accordance with Section 4.2), and the Hypothecary Representative hereby irrevocably renounces to all rights and recourses of a hypothecary creditor including, without limitation, the right to follow contemplated in Article 2700 and the rights contemplated in Article 2745 of the Civil Code of Québec, with respect to any property which is (or hereafter becomes) Excluded Property (other than with respect to any Special Property that becomes subject to any hypothec created hereunder in accordance with Section 4.2).

5.2	Automatic Release

If on or after the date hereof, any hypothec created hereby affects Excluded Property of a Grantor (other than Special Property), such hypothec shall be automatically released but only insofar as it relates to such Excluded Property (other than Special Property).

At the request and expense of the applicable Grantor, the Hypothecary Representative shall execute an application for voluntary reduction (RE form) or any other instrument required to register at the Register of Personal and Movable Real Rights the reduction of the hypothec as against any assets expressly released under the terms of this Section 5.2.

6.	DEALINGS WITH CHARGED PROPERTY

6.1

Notwithstanding the hypothecation of the Claims created hereby in favour of the Hypothecary Representative (as well as any publications, registrations and/or significations perfecting same), the Hypothecary Representative, subject to the provisions hereof, hereby authorizes each Grantor to collect the Claims as they fall due. All amounts collected or received by a Grantor in respect of the Claims (after the Hypothecary Representative has withdrawn the authorization to collect the Claims) will be deemed to have been collected or received by such Grantor as mandatary of and in trust for the Hypothecary Representative and will be remitted immediately to the Hypothecary Representative in identical form as received, duly endorsed in blank, or deposited into such bank accounts as are acceptable from time to time to the Hypothecary Representative.

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6.2

The Hypothecary Representative may, at any time after the occurrence of an Event of Default which is continuing, withdraw the authorization of the Grantors to collect the Claims, whereupon all Claims thenceforth falling due shall be paid by the lessees and/or payers thereof, solely to the Hypothecary Representative and not to any other person(s) (including, without limitation the Grantors) whatsoever, the Hypothecary Representative, being the sole person authorized and entitled to grant discharge thereof.

6.3

Upon the occurrence of an Event of Default which is continuing where the authorization of the Grantors to collect the Claims has been withdrawn, the Hypothecary Representative shall be entitled to give good and sufficient discharge for all Claims collected by it, but the Hypothecary Representative shall not be liable for any loss or damage resulting from non-collection thereof, any irregularity in the payment thereof or any failure to inform the Grantors of such non-collection or irregularity.

6.4

The Claims so received by the Hypothecary Representative shall be received and held by the Hypothecary Representative in a separate account to be applied by the Hypothecary Representative in accordance with the terms of the Indenture.

6.5

Neither the receipt nor the application of any Claims by the Hypothecary Representative shall reduce, novate or otherwise affect the hypothecs, security and rights hereby created in favour of the Hypothecary Representative, all of which shall remain in full force and effect for the full amount thereof unless reduced or discharged in writing by the Hypothecary Representative.

7.	INSURANCE

7.1

As additional security for the payment and performance of the Secured Obligations, each Grantor shall, at its own expense, maintain insurance with respect to the Charged Property, in such amounts, against such risks, in such form and with such form and with such insurers, as is provided for in the Indenture.

8.	DEFAULTS

8.1	The Grantors shall be in default in each and every one of the following events (each an “Event of Default”):

(a)	Upon the occurrence of an “Event of Default” as defined in the Base Indenture;

(b)	If any or all other Secured Obligations are not paid or performed when due, subject to such cure period applicable or provided for under the Indenture.

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9.	REMEDIES IN CASE OF DEFAULT

9.1	General

Upon the occurrence of an Event of Default which is continuing, the Hypothecary Representative may exercise the hypothecary rights provided for in the Civil Code of Québec in addition to all other rights, remedies and recourses presently or in the future available under the law or under the Indenture.

Upon demand by the Hypothecary Representative, each Grantor will surrender and abandon its Charged Property, or the part thereof specified by the Hypothecary Representative, to the Hypothecary Representative or such person as may be designated by the Hypothecary Representative, or will consent in writing to turn such property over to the Hypothecary Representative or such person as may be designated by the Hypothecary Representative at the time and place specified by the Hypothecary Representative.

9.2	Administration after Surrender

In the event that the Hypothecary Representative obtains the surrender of the whole or any portion of the Charged Property and until such time as such Charged Property is restored to the applicable Grantor or, as regards any portion thereof, the Hypothecary Representative has concluded a recourse by way of taking in payment, sale by the Hypothecary Representative, sale under judicial authority or otherwise, or in the event that the Hypothecary Representative collects any Claims, then, notwithstanding any provision of law to the contrary which may apply as a result of the Hypothecary Representative having acquired or being deemed to have acquired simple, full or any other administration of the whole or any portion of the Charged Property:

(a)

The Hypothecary Representative will be entitled to delegate the whole or any part of the administration of any Charged Property (including without limitation, the exercise of all discretionary powers) to such person(s) as the Hypothecary Representative may designate or re-designate in the Hypothecary Representative’s sole discretion (any such person being herein referred to as an “Administrator”);

(b)

The Hypothecary Representative and any Administrator will be entitled to reimbursement of all costs and expenses (including, without limitation, all costs, expenses and reasonable fees incurred by any attorneys or other persons engaged by the Hypothecary Representative or the Administrator in order to

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assist in such administration or any matter pertaining thereto), as well as all reasonable fees of the Hypothecary Representative and the Administrator incurred in such administration, all of which may be charged by the Hypothecary Representative against any fruits, revenues or proceeds of alienation of the whole or any portion of the Charged Property;

(c)

The Hypothecary Representative or the Administrator may alienate any Charged Property which by its nature is destined for alienation in the course of the operation of the enterprise of any Grantor, by onerous title in such manner as it, in its sole discretion, deems appropriate, the whole notwithstanding that it may have only simply administration of the Charged Property;

(d)	The Hypothecary Representative will be entitled to acquire the whole or any portion of any Charged Property alienated by onerous title in the course of any administration thereof;

(e)

In the event that the Hypothecary Representative or the Administrator acquires full administration of any Charged Property, neither the Hypothecary Representative nor the Administrator will be under any obligation whatsoever to make such Charged Property productive, increase such Charged Property or the value thereof or appropriate such Charged Property to any purpose other than fulfilment of the Secured Obligations;

(f)

The Hypothecary Representative and the Administrator will be entitled to use for their own benefits any information which either of them may obtain by reason of their administration of the whole or any portion of the Charged Property;

(g)

The Hypothecary Representative and the Administrator will be entitled, whether or not for value, to renounce to any right affecting, benefiting, pertaining to and/or forming part of any Charged Property administered by either of them;

(h)

Neither the Hypothecary Representative nor the Administrator will be obliged, in any manner whatsoever, to prepare any inventory of any Charged Property, insure any Charged Property or give any security for any Charged Property or their administration thereof. Should the Hypothecary Representative or the Administrator, in its sole discretion, insure the whole or any portion of any Charged Property, the costs and expenses of any insurance shall form part of the costs and expenses referred to in subparagraph 10.2(b) hereof;

(i)

The Hypothecary Representative and the Administrator may change the destination of the whole or any portion of any Charged Property under their administration and will not be bound to continue the use or operation of any Charged Property under their administration which produces fruits or revenues;

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(j)

Notwithstanding any provision of law to the contrary, the Hypothecary Representative and the Administrator will only be obliged to render an account to any Grantor upon the written request of such Grantor and once the Hypothecary Representative or Administrator has determined, to its satisfaction, the details of such account.

9.3	Taking in Payment

9.3.1

In the event that the Hypothecary Representative exercises its right to become the absolute owner of the Charged Property or any part thereof, the applicable Grantors, concurrently with the surrender or at any time thereafter at the request of the Hypothecary Representative, will sign a voluntary deed or agreement providing for the Hypothecary Representative to take in payment the Charged Property or any part thereof. In the event that any Grantor requires the Hypothecary Representative to sell any such Charged Property, such Grantor acknowledges that the Hypothecary Representative will not be required to abandon its recourse of taking in payment unless, before the expiration of the delay to surrender, the Hypothecary Representative: (i) shall have been furnished with security guaranteeing that the Charged Property in question will be sold at a sufficiently high price for the Hypothecary Representative to be paid the amounts secured hereunder in full; (ii) shall have been reimbursed the costs it has incurred; and (iii) shall have been advanced all amounts necessary for the sale of the Charged Property in question.

9.3.2

All expenditures and improvements made by any holder of the Charged Property and all payments made on account of the Secured Obligations and the accessories thereof will belong to the Hypothecary Representative. The Hypothecary Representative will not be obliged to compensate or indemnify any Grantor or any other person for any cause whatsoever.

9.4	Sale of Charged Property

In the event that the Hypothecary Representative exercises its right to sell the whole or any portion of the Charged Property by judicial authority or pursuant to a sale by the Hypothecary Representative, the following will apply:

(a)	Such Charged Property may be sold subject to and upon such terms and conditions (including, without limitation, terms

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extending credit) by way of one (1) or more sales by private agreement, call for tenders or auction or combinations thereof as the Hypothecary Representative or the Administrator sees fit and the Hypothecary Representative or the Administrator may, at any time, change or substitute any method of sale for any other method of sale of such Charged Property;

(b)

Notwithstanding any provision of law to the contrary, in any call for tenders, the Hypothecary Representative or Administrator will not be obliged to accept the highest offer or any offer and, in the event that no offer is accepted, may proceed to sell such Charged Property by any other method;

(c)

Each Grantor expressly agrees that the Hypothecary Representative will not be required to obtain or present to the Court any appraisals of such Charged Property and that such Charged Property may be sold without any upset price therefor; and

(d)

The Hypothecary Representative or any other Secured Party may purchase all or any portion of the Charged Property and the Hypothecary Representative is hereby expressly permitted to retain the purchase price of same, up to the amount of the Secured Obligations.

9.5	Remedies relating to intellectual property

For the purpose of enabling the Hypothecary Representative to exercise rights and remedies under this Section (including, without limiting the terms of this Section, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of the Charged Property) and upon an Event of Default which is continuing, each Grantor hereby grants to the Hypothecary Representative, for its benefit, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any intellectual property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

Furthermore, upon the occurrence of an Event of Default which is continuing, each Grantor hereby irrevocably constitutes and appoints the Hypothecary Representative as the mandatary of such Grantor with power of substitution in the name of such Grantor to execute and deliver all such agreements, documents and instruments as the Hypothecary Representative, in its sole

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discretion, considers necessary or desirable, including without limitation to execute and file or register with the Canadian Intellectual Property Office any and all documents required to transfer title in and to any of the intellectual property in the name of such Grantor or to take any step appropriate for the preservation or protection of any of the intellectual property for the benefit of the Hypothecary Representative.

10.	POWER OF ATTORNEY

10.1

Each Grantor hereby absolutely and irrevocably constitutes and appoints the Hypothecary Representative as such Grantor’s true and lawful agent and attorney-in-fact, with full power of substitution, in the name of such Grantor upon the occurrence of an Event of Default that is continuing:

10.1.1	to execute and do all such assurances, acts and things which such Grantor ought to do but has failed to do under the covenants and provisions contained in this Deed;

10.1.2

to take any and all such action as the Hypothecary Representative or any of its sub-agents, nominees or attorneys may, in its or their sole and absolute discretion, reasonably determine as necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Deed or any of the rights, remedies, powers or privileges of the Hypothecary Representative under this Deed; and

10.1.3

generally, in the name of such Grantor, to exercise all or any of the powers, authorities, and discretions conferred on or reserved to the Hypothecary Representative by or pursuant to this Deed, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act as the Hypothecary Representative may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. Each Grantor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts the Hypothecary Representative or any of the Hypothecary Representative’s sub-agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to the Hypothecary Representative pursuant to this Section 10, which power of attorney, being given for security, is irrevocable.

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11.	GENERAL PROVISIONS

11.1	Remedies cumulative

The different recourses of the Hypothecary Representative hereunder are cumulative and not alternative. The rights and remedies of the Hypothecary Representative hereunder are in addition to every other right and remedy now or hereafter existing in favour of the Hypothecary Representative, whether by law or otherwise.

11.2	Application and imputation of proceeds

11.2.1

Notwithstanding any provision of law to the contrary, but subject to the Indenture, the proceeds of enforcement of any rights of the Hypothecary Representative with respect to the Charged Property, including, without limitation, proceeds of any sale of the Charged Property by the Hypothecary Representative and collection of any Claims, will be applied as follows:

(i)	To the reasonable costs and expenses incurred by or on behalf of the Hypothecary Representative in connection with exercising the rights of the Hypothecary Representative;

(ii)	To the payment of any claims ranking in priority to the rights of the Hypothecary Representative in respect of the Charged Property;

(iii)	To the Hypothecary Representative in reduction of the Secured Obligations, subject to its right of imputation as provided herein.

11.2.2

The Hypothecary Representative shall have the right to impute any amounts or proceeds received by it from or for the account of any Grantor, whether pursuant to the terms hereof or as a result of a judicial or other sale, or as an inducement to grant mainlevée or discharge hereof or otherwise, against any portion of the Secured Obligations which it, in its sole discretion, determines and from time to time to vary such determination, the whole notwithstanding any pretended contrary imputation by any Grantor or by any other party, but subject to the Indenture.

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11.3	Waivers

No delay or failure on the part of the Hypothecary Representative in exercising any right or remedy hereunder shall affect such right or remedy, nor shall any single or partial exercise hereof preclude any further exercise thereof or the exercise of any other right or remedy. Any waiver by the Hypothecary Representative of any of its rights or remedies hereunder will be valid only if express and in writing. No waiver shall be deemed to be or constitute a waiver of any other rights or remedies of the Hypothecary Representative. In no event will the Hypothecary Representative’s acceptance, after the full payment or performance of the Secured Obligations may have become due and payable, of any partial payment or performance, be deemed to alter or affect the Hypothecary Representative’s rights with respect to any subsequent payment or default thereon. Moreover, should the Hypothecary Representative grant or tolerate any extension or delay for payment or performance of any obligations of the Grantors, such extension, delay, indulgence or tolerance will not be deemed an acquiescence by the Hypothecary Representative in such default or waiver of any of the Hypothecary Representative’s rights and remedies hereunder or in respect of any future default.

11.4	Nature of obligations and security

11.4.1

Nothing contained in this Deed will be deemed to derogate from or alter the demand nature of any of the Secured Obligations, except to the extent that the Hypothecary Representative has expressly and by separate written instrument granted a term for payment.

11.4.2

The security hereby granted secures and will continue to secure the Secured Obligations on a continuing and fluctuating basis and is and will be valid notwithstanding that the whole or any portion of the prestations in consideration of which each Grantor has undertaken its Secured Obligations towards the Hypothecary Representative have not yet been received and notwithstanding that the whole or any portion of the Secured Obligations may not yet exist.

11.4.3

The security hereby granted will remain in full force and effect for the full Hypothec Amount until such time as an express written discharge is executed by the Hypothecary Representative and delivered to the Grantors. The hypothecs, security and rights hereby

Deed of Hypothec – Driven Securitization

created in favour of the Hypothecary Representative will not be extinguished, reduced, novated or otherwise affected by any payments made to or amounts received by the Hypothecary Representative, directly or indirectly, from any Grantor or any other party or as a result of any insurance indemnities arising from loss or damage to any of the Charged Property or by reason of the collection of any Claims.

11.4.4

Should the Secured Obligations at any time be fully extinguished without an express discharge of the security created hereunder having been granted, and should new Secured Obligations arise, the security created hereunder will secure the new Secured Obligations in the same manner and to the same extent as if there had never occurred an extinction of the old Secured Obligations and each Grantor is and will be obligated under the provisions hereof. Each Grantor will be deemed to have obligated itself for the new Secured Obligations pursuant to the provisions hereof and the security herein created will secure such new Secured Obligations.

11.5	Nature of Obligations

11.5.1

Every obligation of the Grantors hereunder is and will remain indivisible and the payment and performance thereof in its entirety may be claimed from each of the heirs, legatees, liquidators of any succession, trustees or legal representatives of the Grantors. All of the Hypothecary Representative’s rights hereunder shall enure to the benefit of the Hypothecary Representative, its successors, assigns and legal representatives.

11.5.2

If there be more than one (1) Grantor hereunder, all of the obligations of the Grantors hereunder will be and remain solidary obligations of such persons, each waiving the benefits of division and discussion, such that each of them may be compelled separately to pay and perform all of the obligations of the Grantors.

11.6	Other security

The security created hereunder is in addition to and not in substitution for nor deemed to be substituted by any other security now or hereafter held by or for the benefit of the Hypothecary Representative and shall not be diminished or novated or otherwise affected by any other security or any

Deed of Hypothec – Driven Securitization

promissory note or other evidence of indebtedness which the Hypothecary Representative or any party for the benefit of the Hypothecary Representative may have or obtain from any Grantor or any other person, nor shall any other security or note or evidence of indebtedness be diminished or novated or otherwise affected hereby.

11.7	Notice And Election Of Domicile

Any notice, request or other communication hereunder to any party hereto in connection with this Deed shall be given pursuant to the Indenture.

11.8	Governing Law & Jurisdiction

This Deed shall be governed by and interpreted in accordance with the laws of the Province of Québec and the federal laws of Canada applicable herein. Without prejudice to the rights of the Hypothecary Representative, each Grantor expressly submits and consents to the non-exclusive jurisdiction of the Court of the Province of Québec, with respect to any controversy arising out of or relating to this Deed or any supplement hereto or to any transaction in connection therewith.

11.9	Interpretation

Any word herein contained in the singular number will include the plural; any word importing any gender will include the masculine, feminine and neuter genders; any word importing a person will include a corporation, a partnership and any other entity and vice versa.

The headings of this Deed are for convenience of reference only and shall not affect in any manner any of the terms and conditions hereof or the construction or interpretation of this Deed.

11.10	Other Documents

Each Grantor undertakes to perform all acts and enter into all documentation which may be useful or necessary or required by the Hypothecary Representative for purposes of giving full force and effect to the provisions hereof or to perfect the rights of the Hypothecary Representative hereunder including, without limitation, the right to recover and collect the Claims and to exercise its hypothecary remedies with respect thereto.

Deed of Hypothec – Driven Securitization

11.11	Currency

All reference to dollar amounts, unless expressly otherwise provided, are expressed in terms of the lawful currency of Canada and, if in a currency other than the lawful currency of Canada.

11.12	Severability

This Deed shall not be considered as an indivisible whole and every provision of this Deed is and shall be independent of the other and in the event that any part of this Deed is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this Deed shall not be affected by such declaration and all of the remaining clauses of this Deed shall remain valid, binding and enforceable.

11.13	No conflict

In the event of any inconsistency between the terms of this Deed and the Indenture with respect to any matter specifically dealt with in both herein and therein, the provisions of the Indenture will govern, unless as a result thereof the hypothecs created herein or any of the hypothecary remedies of the Hypothecary Representative hereunder would be in any way diminished or invalidated, in which case, the provisions of this Deed will prevail.

In the event of any inconsistency between the terms of Section 5 of this Deed and the Indenture with respect to any matter specifically dealt with in both Section 5 herein and therein, the provisions of the Indenture will govern.

11.14	Successors

This Deed shall bind each Grantor and its successors, assigns, heirs and legal representatives, as applicable, towards the Hypothecary Representative and towards any successor or assign of the Hypothecary Representative.

11.15	The Hypothecary Representative’s Authority

Notwithstanding any provision in this Deed to the contrary, the Hypothecary Representative shall enforce its hypothecary and other rights against the Charged Property (including the right to withdraw the authorization of any of the Grantors to collect its Claims) at the direction of the Control Party (subject to Section 11.4(e) of the Base Indenture, at the direction of the Controlling Class Representative) pursuant to the terms of the Base Indenture.

Deed of Hypothec – Driven Securitization

Each Grantor acknowledges that the rights and responsibilities of the Hypothecary Representative under this Deed with respect to any action taken by the Hypothecary Representative or the exercise or non-exercise by the Hypothecary Representative of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Deed shall, as between the Hypothecary Representative and the other Secured Parties, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among the Trustee and the other Secured Parties, but, as between the Hypothecary Representative and the Grantors, the Hypothecary Representative shall be conclusively presumed to be acting as hypothecary representative for the Secured Parties with full and valid authority so to act or refrain from acting, it being understood that the Hypothecary Representative (at the direction of the Control Party (at the direction of the Controlling Class Representative)) shall be the only party entitled to exercise rights and remedies under this Deed; and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

11.16	Language

The parties acknowledge that they have required that this Deed and all related documents be prepared in English. Les parties reconnaissent avoir exigé que le présent acte et tous les documents s’y rattachant soient rédigés en anglais.

11.17

Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that this Agreement has been signed by Citibank, N.A., not in its individual capacity or personally but solely in its capacity as, in the exercise of the powers and authority conferred and vested in it under the Base Indenture, and in no event shall Citibank, N.A. in its individual capacity, have any liability for the representations, warranties, covenants, agreements or other obligations of any other Person under this Agreement. The Hypothecary Representative makes no representations or warranties as to nor assumes any responsibility for the correctness of the recitals contained herein, and the Hypothecary Representative shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Agreement and makes no representation with respect thereto. In entering into this Agreement, the Hypothecary Representative shall be entitled to the benefit of every provision of the Base Indenture relating to the rights, exculpations or conduct of, affecting the liability of or otherwise affording protection to the “Trustee” thereunder. The Hypothecary Representative shall have no obligation to perform or exercise any discretionary act

Deed of Hypothec – Driven Securitization

11.18

No Claims against Hypothecary Representative. Nothing contained in this Agreement shall constitute any consent or request by the Hypothecary Representative, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Hypothecary Representative in respect thereof or any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien hereof. The Hypothecary Representative has executed this Agreement as directed under and in accordance with the Indenture and will perform this Agreement solely in its capacity as Hypothecary Representative for the Secured Parties.

Deed of Hypothec – Driven Securitization

WHEREOF ACTE:

DONE AND PASSED at the City of Montréal, Province of Québec on the day, month and year hereinabove first mentioned and of record under the number of the original Minutes of the undersigned Notary.

AND AFTER the parties hereto had declared to have taken cognisance of these presents and to have exempted the said Notary from reading them or causing them to be read, the parties signed these presents in the presence of the undersigned Notary.

DRIVEN BRANDS CANADA FUNDING CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

DRIVEN CANADA FUNDING HOLDCO CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

CARSTAR CANADA SPV LP, herein represented by its general partner, CARSTAR CANADA SPV GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

Deed of Hypothec – Driven Securitization

CARSTAR CANADA SPV GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

MAACO CANADA SPV LP, herein represented by its general partner, MAACO CANADA SPV GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

MAACO CANADA SPV GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

MEINEKE CANADA SPV LP, herein represented by its general partner, MEINEKE CANADA SPV GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

Deed of Hypothec – Driven Securitization

MEINEKE CANADA SPV GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

TAKE 5 CANADA SPV LP, herein represented by its general partner, TAKE 5 CANADA SPV GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

TAKE 5 CANADA SPV GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

GO GLASS FRANCHISOR SPV LP, herein represented by its general partner, GO GLASS FRANCHISOR SPV GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

Deed of Hypothec – Driven Securitization

GO GLASS FRANCHISOR SPV GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

STAR AUTO GLASS FRANCHISOR SPV LP, herein represented by its general partner, STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

STAR AUTO GLASS FRANCHISOR SPV GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

DRIVEN CANADA PRODUCT SOURCING LP, herein represented by its general partner, DRIVEN CANADA PRODUCT SOURCING GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

Deed of Hypothec – Driven Securitization

DRIVEN CANADA PRODUCT SOURCING GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

DRIVEN CANADA CLAIMS MANAGEMENT LP, herein represented by its general partner, DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

DRIVEN CANADA CLAIMS MANAGEMENT GP CORPORATION, for itself

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

CITIBANK, N.A., not in its individual capacity but solely as Hypothecary Representative

By:	/s/ Marie-Josée Fiset
Marie-Josée Fiset
Authorized Representative

Deed of Hypothec – Driven Securitization

/s/ Angelo Febbraio
Mtre. Angelo FEBBRAIO, NOTARY

Deed of Hypothec – Driven Securitization